Exhibit 99.1

Press Release

FIS Announces Cash Tender Offers for Certain Outstanding Senior Notes

JACKSONVILLE, Fla. —(BUSINESS WIRE)— February 23, 2021— Fidelity National Information Services, FIS™, (NYSE:FIS), a global leader in financial services technology, today announced that it has commenced tender offers (each individually, with respect to a series of notes, a “Tender Offer” with respect to such series, and collectively, the “Tender Offers”) to purchase for cash (1) any and all of its outstanding Floating Rate Senior Notes due 2021, its outstanding 0.125% Senior Notes due 2021, its outstanding 3.500% Senior Notes due 2023, its outstanding 3.875% Senior Notes due 2024, its outstanding 2.602% Senior Notes due 2025, its outstanding 5.000% Senior Notes due 2025 and its outstanding 3.000% Senior Notes due 2026 (the “Any and All Tender Offer” and such notes, collectively, the “Any and All Notes”) and (2) up to an aggregate maximum repurchase amount of $500,000,000 principal amount (such principal amount, the “Aggregate Maximum Repurchase Amount”) of its outstanding 4.250% Senior Notes due 2028, its outstanding 3.750% Senior Notes due 2029, its outstanding 4.500% Senior Notes due 2046 and its outstanding 1.500% Senior Notes due 2027 (the “Maximum Tender Offer” and such notes, collectively, the “Maximum Tender Offer Notes”, and the Maximum Tender Offer Notes together with the Any and All Notes, the “Securities”), subject to the acceptance priority levels noted in the second table below.

Any and All of the Outstanding Securities Listed Below

Title of Security	Security Identifier(s)	Principal Amount Outstanding	Applicable Maturity Date	Applicable Par Call Date	Reference Security	Bloomberg Reference Page	Fixed Spread	Fixed Total Consideration(1)
Floating Rate Senior Notes due 2021	ISIN: XS1843436491	€500,000,000	5/21/2021	N/A	N/A	N/A	N/A	€1,000.50

0.125% Senior Notes due 2021	ISIN: XS1843436657	€500,000,000	5/21/2021	4/21/2021	N/A	N/A	N/A	€1,000.82

3.500% Senior Notes due 2023	CUSIP: 31620MAK2 ISIN: US31620MAK27	$700,000,000	04/15/2023	01/15/2023	0.250% UST due 4/15/2023	FIT5	+30 bps	N/A

3.875% Senior Notes due 2024	CUSIP: 31620MAM8 ISIN: US31620MAM82	$400,004,000	06/05/2024	03/05/2024	2.000% UST due 5/31/2024	FIT5	+25 bps	N/A

2.602% Senior Notes due 2025	ISIN: XS1843436061	£625,000,000	5/21/2025	2/21/2025	5.000% UKT due 3/7/2025	FIT GLT0- 10	+30 bps	N/A

5.000% Senior Notes due 2025	CUSIP: 31620MAR7 ISIN: US31620MAR79	$611,928,000	10/15/2025	07/15/2025	0.250% UST due 6/30/2025	FIT6	+45 bps	N/A

3.000% Senior Notes due 2026	CUSIP: 31620MAT3 ISIN: US31620MAT36	$1,250,000,000	08/15/2026	05/15/2026	1.625% UST due 5/15/2026	FIT6	+25 bps	N/A

1.

Per €1,000 principal amount of Floating Rate Senior Notes due 2021 or 0.125% Senior Notes due 2021, as applicable, validly tendered at or prior to the Any and All Expiration Date (as defined below) or the Guaranteed Delivery Date (as defined below) pursuant to Guaranteed Delivery Procedures (as defined in the Offer to Purchase (as defined below)) and accepted for purchase (and subject to the applicable minimum authorized denominations described in the Offer to Purchase). Does not include the Accrued Interest.

Up to the Aggregate Maximum Repurchase Amount(a) of the Outstanding Securities Listed Below

Title of Security	Security Identifier(s)	Principal Amount Outstanding	Acceptance Priority Level(a)	Applicable Maturity Date	Applicable Par Call Date	Interpolated Rate	Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment(b)(c)
4.250% Senior Notes due 2028	CUSIP: 31620MAY2 ISIN: US31620MAY21	$400,000,000	1	5/15/2028	2/15/2028	N/A	1.125% UST due 2/15/2031	FIT1	+25 bps	$50

3.750% Senior Notes due 2029	CUSIP: 31620MBJ4 ISIN: US31620MBJ45	$1,000,000,000	2	5/21/2029	2/21/2029	N/A	1.125% UST due 2/15/2031	FIT1	+45 bps	$50

4.500% Senior Notes due 2046	CUSIP: 31620MAU0 ISIN: US31620MAU09	$324,021,000	3	8/15/2046	2/15/2046	N/A	1.625% UST due 11/15/2050	FIT1	+95 bps	$50

1.500% Senior Notes due 2027	ISIN: XS1843436228	€1,250,000,000	4	5/21/2027	2/21/2027	February 2027 Interpolated Rate	N/A	ICAE1	+40 bps	€50

(a)

The offers with respect to the Maximum Tender Offer Notes are subject to the Aggregate Maximum Repurchase Amount. FIS will allocate the Aggregate Maximum Repurchase Amount to purchase Maximum Tender Offer Notes subject to the Acceptance Priority Level as more fully set forth in the Offer to Purchase. In applying the Aggregate Maximum Repurchase Amount with respect to the 1.500% Senior Notes due 2027, the Company intends to use a conversion rate of Euros to U.S. dollars as further described in the Offer to Purchase.

(b)	Per $1,000 or €1,000 principal amount, as applicable.
(c)

The Total Consideration for Maximum Tender Offer Notes validly tendered prior to or at the Early Tender Date (as defined below) and accepted for purchase is calculated using the applicable Fixed Spread (as defined below) and is inclusive of the Early Tender Payment.

The Securities denominated in U.S. dollars are referred to in this press release as “Dollar Notes,” the Securities denominated in Euros are referred to as “Euro Notes” and the Securities denominated in Sterling are referred to as “Sterling Notes.” The Any and All Tender Offer will expire at 4:00 p.m., London time (in the case of Any and All Notes that are Euro Notes or Sterling Notes), or 5:00 p.m., New York City time (in the case of Any and All Notes that are Dollar Notes), on March 2, 2021, unless extended or earlier terminated (such date and respective times, the “Any and All Expiration Date”). Holders of the Any and All Notes must validly tender and not validly withdraw their Any and All Notes prior to or at the Any and All Expiration Date to be eligible to receive the applicable Total Consideration (as defined below) for such Any and All Notes.

The Maximum Tender Offer will expire at 11:59 p.m., New York City time, on March 22, 2021, unless extended or earlier terminated (the “Maximum Tender Expiration Date”). Holders of the Maximum Tender Offer Notes must validly tender and not validly withdraw their Maximum Tender Offer Notes prior to or at 5:00 p.m., New York City time, on March 8, 2021, unless extended or earlier terminated (the “Early Tender Date”), to be eligible to receive the applicable Total Consideration for such Maximum Tender Offer Notes, which is inclusive of an amount in cash equal to the applicable amount set forth in the second table above under the heading “Early Tender Payment” (the “Early Tender Payment”). Holders of the Maximum Tender Offer Notes who validly tender their Maximum Tender Offer Notes after the Early Tender Date but prior to or at the Maximum Tender Expiration Date will be eligible to receive the applicable Total Consideration for such Maximum Tender Offer Notes minus the Early Tender Payment.

All Maximum Tender Offer Notes tendered prior to or at the Early Tender Date will be accepted based on the acceptance priority levels noted in the second table above and will have priority over Maximum Tender Offer Notes tendered after the Early Tender Date, regardless of the acceptance priority levels of the Maximum Tender Offer Notes tendered after the Early Tender Date. Subject to applicable law, FIS may increase or decrease the amounts of cash available for purchase of any of the Maximum Tender Offer Notes in its sole discretion.

The applicable consideration (the “Total Consideration”) payable for each $1,000, €1,000 or £1,000 principal amount, as applicable, of Securities validly tendered and accepted for purchase pursuant to the applicable Tender Offer will: (i) in the case of the Floating Rate Senior Notes due 2021, be equal to €1,000.50 per €1,000 principal amount validly tendered and accepted for purchase pursuant to the Any and All Tender Offer; (ii) in the case of the 0.125% Senior Notes due 2021, be equal to €1,000.82 per €1,000 principal amount validly tendered and accepted for purchase pursuant to the Any and All Tender Offer; and (iii) in the case of each other series of Securities validly tendered and accepted for payment pursuant to the applicable Tender Offers, be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Security (the “Fixed Spread”) as specified in the tables above plus the applicable yield to maturity (the “Reference Yield”) (A) in the case of the 1.500% Senior Notes due 2027, corresponding to the February 2027 Interpolated Rate (as defined below), or (B) in the case of each other series of Securities, based on the bid-side price of the applicable U.S. Treasury reference security or the mid-market price of the U.K. government bond reference security, as applicable, as specified in the tables above (as applicable to each such series of Securities, the “Reference Security”), as quoted on the applicable Bloomberg page at the applicable time and on the applicable date referred to as the “Price Determination Date,” calculated as of 10:00 a.m., New York City time, on March 2, 2021, in the case of the Any and All Tender Offer, and at 10:00 a.m., New York City time, on March 9, 2021, in the case of the Maximum Tender Offer, in each case unless extended or earlier terminated. In addition to the Total Consideration, FIS will also pay accrued and unpaid interest on Securities purchased up to, but not including, the applicable settlement date. The settlement date for the Any and All Tender Offer is expected to be promptly after the Any and All Expiration Date and is expected to be March 3, 2021. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for payment on the Early Tender Date is expected to be promptly after the Early Tender Date and is expected to be March 10, 2021. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for payment after the Early Tender Date is expected to be promptly after the Maximum Tender Expiration Date and is expected to be March 24, 2021.

“February 2027 Interpolated Rate” means in the case of 1.500% Senior Notes due 2027, the rate, expressed as a percentage and rounded to the nearest 0.001% (with 0.0005 being rounded upwards), as determined by the Dealer Managers at the Price Determination Date, calculated by means of linear interpolation of the 5 Year Mid-Swap Rate and the 6 Year Mid-Swap Rate as follows: by (a) subtracting the 5 Year Mid-Swap Rate from the 6 Year Mid-Swap Rate and multiplying the result of such subtraction by the February 2027 Weight (and rounding the result of such multiplication to the nearest 0.001%), and (b) adding the 5 Year Mid-Swap Rate to the final result of (a); where “February 2027 Weight” means the amount, expressed as a fraction, calculated by dividing the actual number of days from (and including) the date falling exactly 5 years after the applicable Settlement Date to (but excluding) the applicable par call date for the 1.500% Senior Notes due 2027 as described in the second table above by 365. The 5 Year Mid-Swap Rate and the 6 Year Mid-Swap Rate will be such rates as quoted on the applicable Bloomberg page referenced in the second table above at the applicable time on the Price Determination Date.

Any and All Notes tendered pursuant to the Any and All Tender Offer may be withdrawn prior to or at, but not after, 4:00 p.m., London time (in the case of Any and All Notes that are Euro Notes or Sterling Notes), or 5:00 p.m., New York City time (in the case of Any and All Notes that are Dollar Notes), on March 2, 2021, and Maximum Tender Offer Notes tendered pursuant to the Maximum Tender Offer may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on March 8, 2021 (such date and time, as it may be extended with respect to the Any and All Notes or a series of Maximum Tender Offer Notes, the applicable “Withdrawal Deadline”).

After the applicable Withdrawal Deadline, you may not withdraw your tendered Securities unless FIS amends the applicable Tender Offer in a manner that is materially adverse to the tendering holders, in which case withdrawal rights may be extended as FIS determines, to the extent required by law (as determined by FIS), appropriate to allow tendering holders a reasonable opportunity to respond to such amendment. Additionally, FIS, in its sole discretion, may extend a Withdrawal Deadline for any purpose. If a custodian bank, broker, dealer, commercial bank, trust company or other nominee holds your Securities, such nominee may have an earlier deadline or deadlines for receiving instructions to withdraw tendered Securities.

The Tender Offers are being made pursuant to an Offer to Purchase, dated February 23, 2021 (the “Offer to Purchase”), which sets forth a more detailed description of the Tender Offers. Holders of the Securities are urged to read carefully the Offer to Purchase before making any decision with respect to the Tender Offers.

For a holder who holds Securities through DTC to validly tender Securities pursuant to the Tender Offers, an Agent’s Message and any other required documents must be received by the tender and information agent at its address set forth on the Offer to Purchase at or prior to the Expiration Date or, if tendering Any and All Notes pursuant to the Guaranteed Delivery Procedures, no later than 4:00 p.m., London time (in the case of Any and All Notes that are Euro Notes or Sterling Notes), or 5:00 p.m., New York City time (in the case of Any and All Notes that are Dollar Notes), on March 4, 2021 (such date and respective times, as they may be extended, the “Guaranteed Delivery Date”). For a holder who holds Securities through Clearstream or Euroclear to validly tender Securities pursuant to the Tender Offers, such holder must tender such Securities by the submission of valid Tender Instructions in accordance with the procedures described in the Offer to Purchase and of such Clearing System, as applicable (including, if applicable, compliance by such holder with the Guaranteed Delivery Procedures applicable to tenders of Any and All Notes through Clearstream or Euroclear). For the avoidance of doubt, accrued interest will cease to accrue from and after the Any and All Settlement Date for all Any and All Notes accepted in the Any and All Tender Offer, including those Any and All Notes accepted for purchase on the Guaranteed Delivery Settlement Date (as defined in the Offer to Purchase). There is no letter of transmittal for the Offer to Purchase.

FIS’ obligation to accept for payment and to pay for the Securities validly tendered in the Tender Offers is subject to the satisfaction or waiver of a number of conditions described in the Offer to Purchase, including a financing condition. The Tender Offers may be terminated or withdrawn in whole or terminated or withdrawn with respect to any series of the Securities, subject to applicable law. FIS reserves the right, subject to applicable law, to (i) waive any and all conditions to any of the Tender Offers, (ii) extend or terminate any of the Tender Offers, (iii) increase or decrease the Aggregate Maximum Repurchase Amount, or (iv) otherwise amend any of the Tender Offers in any respect.

FIS has retained J.P. Morgan Securities LLC, J.P. Morgan Securities plc and Goldman Sachs & Co. LLC (the “Joint Dealer Managers”) as joint dealer managers for the Tender Offers and Barclays Capital Inc., Barclays Bank PLC and Citigroup Global Markets Inc. (the “Co-Dealer Managers” and, together with the Joint Dealer Managers, the “Dealer Managers”) as co-dealer managers for the Tender Offers. FIS has retained D.F. King as the tender and information agent for the Tender Offers. For additional information regarding the terms of the Tender Offers, please contact: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, United States, Attn: Liability Management Group, U.S. Toll-Free: +1 (866) 834-4666, Collect: +1 (212) 834-3424, J.P. Morgan Securities plc, 25 Bank Street, Canary Wharf, London E14 5JP, United Kingdom, Attn: Liability Management, Tel.: +44 20 7134 2468 Email: liability_management_EMEA@jpmorgan.com and Goldman Sachs & Co. LLC, 200 West Street, New York,

NY 10282,Attn: Liability Management Group, U.S.: (212) 357-1452, Toll-Free: (800) 828-3182, Email: GS-LM-NYC@gs.com. Requests for documents and questions regarding the tendering of securities may be directed to D.F. King in New York by telephone at (212) 232-3233 (for banks and brokers only) or (800) 549-6864 (for all others toll-free), in London by telephone at +44 20 7920 9700, by email at fis@dfking.com or at www.dfking.com/fis or to the Dealer Managers at their respective telephone numbers.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The Tender Offers are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law.

About FIS

FIS is a leading provider of technology solutions for merchants, banks and capital markets firms globally. Our employees are dedicated to advancing the way the world pays, banks and invests by applying our scale, deep expertise and data-driven insights. We help our clients use technology in innovative ways to solve business-critical challenges and deliver superior experiences for their customers. Headquartered in Jacksonville, Florida, FIS is a Fortune 500 company and is a member of Standard & Poor’s 500® Index.

Forward-looking Statements

This news release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future events and are not statements of fact, actual results may differ materially from those projected. FIS undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the risks related to the acceptance of any tendered Securities, the expiration and settlement of the Tender Offers, the satisfaction of conditions to the Tender Offers, whether the Tender Offers will be consummated in accordance with the terms set forth in the Offer to Purchase or at all and the timing of any of the foregoing, and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FIS’ Form 10-K for the year ended December 31, 2020 and FIS’ other filings with the Securities and Exchange Commission.

For More Information

Fidelity National Information Services

Kim Snider, 904.438.6278

Senior Vice President

FIS Global Marketing and Communications

kim.snider@fisglobal.com

or

Nathan Rozof, CFA, 904.438.6918

Executive Vice President

FIS Corporate Finance and Investor Relations

nathan.rozof@fisglobal.com